General (Details) ₪ in Thousands, $ in Thousands	1 Months Ended	6 Months Ended			12 Months Ended
	Mar. 24, 2021	Jun. 30, 2021 ILS (₪) shares	Jun. 30, 2021 USD ($) shares	Jun. 30, 2020 ILS (₪)	Dec. 30, 2020 ILS (₪)	Jun. 30, 2021 USD ($)
General (Details) [Line Items]
Merger agreement description	the Company announced that its Board of Directors approved a definitive Merger Agreement (the “Merger Agreement”) with Quoin Pharmaceuticals, Inc. (“Quoin”), a pharmaceutical company focused on rare and orphan diseases. Under the terms of the Merger Agreement, (i) CellNMS, Inc., a wholly-owned subsidiary of Cellect, will merge with and into Quoin, which will become a wholly-owned subsidiary of Cellect (the “Merger”), and (ii) upon consummation of the Merger, Cellect shareholders will own approximately 25% of the Cellect’s outstanding ordinary shares, and the shareholders of Quoin will own approximately 75% of Cellect’s outstanding ordinary shares. These percentages are based on the number of outstanding ordinary shares before the investment of Altium Capital (described hereafter). In connection with the Merger, Quoin has secured $25 million in committed equity funding from Altium Capital, a highly regarded institutional healthcare investor. The Merger Agreement provides for certain dilution protections for the pre-closing Cellect shareholders in connection with such equity financing.
Total comprehensive loss		₪ (9,845)	$ (3,020)	₪ (11,356)	₪ (18,077)
Cash flows from operating activities		7,903	$ (2,423)
Accumulated deficit		₪ 128,786				$ (39,505)
American Depositary Shares [Member]
General (Details) [Line Items]
Aggregate of ordinary shares		100	100